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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2004-HYB4)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

         Delaware                        333-117349                             01-0791848
------------------                       ------------------                     ----------
(State or Other Jurisdiction             (Commission                            (I.R.S. Employer
of Incorporation)                        File Number)                           Identification Number)

390 Greenwich Street                                                            10013
                                                                                -----
New York, New York                                                              (Zip Code)
----------------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01          Acquisition or Disposition of Assets
                   ------------------------------------

Description of the Certificates and the Mortgage Pool

         On December 29, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-HYB4, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), CitiMortgage, Inc. as master servicer and trust administrator ("CitiMortgage") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of twenty-seven classes of certificates (collectively, the "Certificates"), designated as the "Class H-AI Certificates," the "Class H-AII Certificates," the "Class 1-M Certificates," the "Class 1-B1 Certificates," the "Class 1-B2 Certificates," the "Class 1-B3 Certificates," the "Class 1-B4 Certificates," the "Class 1-B5 Certificates," the "Class 1-B6 Certificates," "the "Class H-R Certificates," the "Class A-A Certificates," the "Class A-X Certificates," the "Class 2-B1 Certificates," the "Class 2-B2 Certificates," the "Class 2-B3 Certificates," the "Class 2-B4 Certificates," the "Class 2-B5 Certificates," the "Class 2-B6 Certificates," the "Class A-R Certificates," the "Class W-A Certificates," the "Class 3-B1 Certificates," the "Class 3-B2 Certificates," the "Class 3-B3 Certificates," the "Class 3-B4 Certificates," the "Class 3-B5 Certificates," the "Class 3-B6 Certificates" and the "Class W-R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $532,039,121.31 as of December 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 27, 2004 (the "Mortgage Loan Purchase Agreement"), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated December 27, 2004, between the Depositor and the

Representative and also pursuant to a Certificate Purchase Agreement, dated December 27, 2004, between the Depositor and the Representative.

         The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

      =====================================================================================================
                    Class                        Initial Certificate               Pass-Through Rate
                                                Principal Balance (1)
      H-AI                                      $        88,779,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      H-AII                                     $        43,015,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      1-M                                       $         3,407,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      1-B1                                      $         3,052,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      1-B2                                      $         1,419,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      1-B3                                      $           710,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      1-B4                                      $           709,000                   Variable(3)
      -----------------------------------------------------------------------------------------------------
      1-B5                                      $           497,000                   Variable(3)
      -----------------------------------------------------------------------------------------------------
      1-B6                                      $        355,542.35                   Variable(3)
      -----------------------------------------------------------------------------------------------------
      H-R                                       $               100                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      A-A                                       $       195,356,000                   Variable(2)
      -----------------------------------------------------------------------------------------------------
      A-X                                              N/A(2)                         Variable(2)
      -----------------------------------------------------------------------------------------------------
      2-B1                                      $          5,493,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      2-B2                                      $          2,487,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      2-B3                                      $          1,244,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      2-B4                                      $          1,244,000                  Variable(3)
      -----------------------------------------------------------------------------------------------------
      2-B5                                      $            829,000                  Variable(3)
      -----------------------------------------------------------------------------------------------------
      2-B6                                      $         622,444.56                  Variable(3)
      -----------------------------------------------------------------------------------------------------
      A-R                                       $                100                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      W-A                                       $        177,449,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      3-B1                                      $          2,651,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      3-B2                                      $          1,097,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      3-B3                                      $            640,000                  Variable(2)
      -----------------------------------------------------------------------------------------------------
      3-B4                                      $            366,000                  Variable(3)
      -----------------------------------------------------------------------------------------------------
      3-B5                                      $            183,000                  Variable(3)
      -----------------------------------------------------------------------------------------------------
      3-B6                                      $         456,834.40                  Variable(3)
      -----------------------------------------------------------------------------------------------------
      W-R                                       $                100                  Variable(2)
      -----------------------------------------------------------------------------------------------------

         (1) Approximate.
         (2) Calculated as described in the prospectus supplement.
         (3) Calculated as described in the private placement memorandum.

         The Certificates, other than the 1B-4, 1B-5, 1B-6, 2B-4, 2B-5, 2B-6, 3B-4, 3B-5 and 3B-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 27, 2004, and the Prospectus Supplement, dated August 25, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 1B-4, 1B-5,

1B-6, 2B-4, 2B-5, 2B-6, 3B-4, 3B-5 and 3B-6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits




         Exhibit No.                  Description
         -----------                  -----------
         4.1                          Pooling and  Servicing  Agreement,  dated as of December 1, 2004, by and among
                                      Citigroup Mortgage Loan Trust Inc. as Depositor,  CitiMortgage, Inc. as Master
                                      Servicer  and  trust   administrator,   Citibank,   N.A.,   as  paying  agent,
                                      certificate   registrar  and  authenticating  agent  and  U.S.  Bank  National
                                      Association as Trustee, relating to the Series 2004-HYB4 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 13, 2005

                                             CITIGROUP MORTGAGE LOAN TRUST INC.

                                             By:      /s/ Peter D. Steinmetz
                                                      ----------------------
                                             Name:    Peter D. Steinmetz
                                             Title:   Vice President

                                Index to Exhibits


    Exhibit No.                                 Description                                            Sequentially
                                                                                                      Numbered Page
        4.1           Pooling and  Servicing  Agreement,  dated as of December 1, 2004,                  7
                      by and among  Citigroup  Mortgage  Loan Trust Inc. as  Depositor,
                      CitiMortgage,  Inc. as Master  Servicer and trust  administrator,
                      Citibank,  N.A.,  as  paying  agent,  certificate  registrar  and authenticating  agent  and  U.S.  Bank  National  Association  as
                      Trustee, relating to the Series 2004-HYB4 Certificates.

                                   Exhibit 4.1